Exhibit 10.15

EXECUTION COPY

TRADEMARK COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of December 17, 2009, made by JAGGED PEAK, INC., a Nevada corporation (together with its Subsidiaries, “Grantor”), in favor of MORIAH CAPITAL, L.P., a Delaware limited partnership (“Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in the Patent and Trademark Security Agreement, of even date herewith, between Grantor and Lender (the “Patent and Trademark Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Grantor has acquired an interest in certain trademarks identified in Exhibit 1 hereto (the “Trademarks”);

WHEREAS, the Grantor and the Lender are parties to that certain Loan and Security Agreement, dated as of December 17, 2009 (as from time to time amended or supplemented, the “Loan Agreement”);

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement that the Grantor shall have executed and delivered the Patent and Trademark Security Agreement to the Lender;

WHEREAS, the Grantor wishes to grant to Lender a security interest in certain of its property and assets to secure the performance of its obligations under the Loan Agreement and the other Loan Documents;

WHEREAS, the Grantor and the Lender by this instrument seek to confirm and make a record of the collateral assignment of and grant of a security interest in the Trademarks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor does hereby acknowledge and confirm that it has made a collateral assignment to the Lender of, and has granted to the Lender a security interest in, all of the Grantor’s right, title and interest in, to, and under the Trademarks. The Grantor also acknowledges and confirms that the rights and remedies of Lender with respect to the collateral assignment of and security interests in the Trademarks acknowledged and confirmed hereby are more fully set forth in the Patent and Trademark Security Agreement and the Loan Documents, the terms and provisions of which are incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

EXECUTION COPY

IN WITNESS WHEREOF, the Grantor and the Lender have caused this Trademark Collateral Assignment and Security Agreement to be duly executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

JAGGED PEAK, INC.

By:
Name:
Title:

MORIAH CAPITAL, L.P.

By: Moriah Capital Management, L.P.,
General Partner

By: Moriah Capital Management, GP, LLC,
General Partner

By:
Name:
Title:

[SIGNATURE PAGE - TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT]

EXECUTION COPY

STATE OF	)ss.
COUNTY OF	)

On             , 2009, before me,                     , a Notary Public, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity on behalf of Jagged Peak, Inc., as Grantor, and that by his signature on the instrument, Jagged Peak, Inc. executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

, Notary Public
My Commission Expires

[NOTARIZATION PAGE - TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT]

EXECUTION COPY

EXHIBIT 1

Trademarks

Serial App. No.	Item	Status	Filing Date	Date Published, Allowed, or Registered

77670126	Jagged Peak	Live	February 13, 2009	December 8, 2009

77670281	Edge	Live	February 13, 2009	Not yet published, allowed or registered